Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8128%



        Excess Protection Level
          3 Month Average   4.70%
          August, 1997   4.64%
          July, 1997   4.57%
          June, 1997   4.89%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    7.98%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,563,766,787.86